SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2003 (August 25, 2003)

Fulton Financial Corporation.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 717-291-2411

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events

On August 25, 2003, Fulton Financial Corporation (“Fulton”) entered into a definitive Agreement and Plan of Merger (the “Agreement”) with Resource Bankshares Corporation (“Resource”). Under the Agreement, Resource will merge (the “Merger”) with and into Fulton, with Fulton surviving, and all of the outstanding shares of the common stock of Resource (“Resource Common Stock”) will be converted into shares of the common stock of Fulton (“Fulton Common Stock”). Following the Merger, Resource’s wholly-owned banking subsidiary, Resource Bank, will continue operations as a subsidiary of Fulton.

Under the terms of the Agreement, shares of Resource Common Stock will be exchanged for shares of Fulton Common Stock on the effective date of the Merger based on an exchange ratio of 2.2 shares of Fulton Common Stock for each share of Resource Common Stock outstanding, subject to adjustment, including an adjustment for a three for two stock split declared by Resource and payable on September 5, 2003. Each option to acquire shares of Resource Common Stock which is outstanding on the effective date of the Merger will be exchanged for options to acquire Fulton Common Stock, with the number of shares subject to such options and the exercise price adjusted appropriately based on the exchange ratio.

Consummation of the Merger is subject to various conditions, including, among others, the approval of the Merger by applicable bank regulatory authorities and the approval of the Agreement and the Merger by the shareholders of Resource. In connection with the execution of the Agreement, Resource has granted Fulton an option to acquire 990,000 shares (subject to adjustment) of Resource Common Stock at an exercise price of $37.659 per share, such option to be exercisable only upon the occurrence of certain events.

Assuming that all conditions are satisfied without unexpected delay, it is anticipated that the effective date of the Merger will occur during the first quarter of 2004.

Pursuant to General Instruction F to Form 8-K, the press release announcing the execution of the Agreement is attached as an exhibit to this Current Report and is incorporated herein by reference.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Pursuant to Item 7(c) of Form 8-K, Fulton hereby files the following exhibits in accordance with Item 601 of Regulation S-K:

Number	Title

2.1	Agreement and Plan of Merger, dated August 25, 2003, between Fulton Financial Corporation and Resource Bankshares Corporation

99.1	Warrant Agreement, dated August 25, 2003, between Fulton Financial Corporation and Resource Bankshares Corporation

99.2	Warrant, dated August 25, 2003

99.3	Press Release dated August 25, 2003

99.4	Transaction Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date: August 26, 2003	By:	/s/ Charles J. Nugent
	Name:	Charles J. Nugent
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Page Number in Manually Signed Original

2.1	Agreement and Plan of Merger, dated August 25, 2003, between Fulton Financial Corporation and Resource Bankshares Corporation

99.1	Warrant Agreement, dated August 25, 2003, between Fulton Financial Corporation and Resource Bankshares Corporation

99.2	Warrant, dated August 25, 2003

99.3	Press Release dated August 25, 2003

99.4	Transaction Information

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